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                                                                 Exhibit 99.2







                     NORDSTROM PROFIT SHARING AND 401(k) PLAN

                                 1617 SIXTH AVENUE

                             SEATTLE, WASHINGTON 98101

                         CERTIFICATION OF CHIEF EXECUTIVE
                   OFFICER REGARDING PERIODIC REPORT CONTAINING
                               FINANCIAL STATEMENTS


I am Delena M. Sunday, the Executive Vice President, Human Resources and Diversity Affairs of Nordstrom, Inc. (the "Company") and a member of the Nordstrom Profit Sharing and Benefits Committee that, in conjunction with Company, administers the Nordstrom Profit Sharing and 401(k) Plan (the "Plan"). I am the equivalent of the chief executive officer of the Plan. In compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that the Plan's Annual Report on Form 11-K for the year ended December 31, 2002 (the "Report") filed with the Securities and Exchange Commission:

     - Fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     - The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.





                                                     /s/ Delena M. Sunday
                                                     -------------------------
                                                     Delena M. Sunday
                                                     Executive Vice President
                                                     Human Resources and
                                                     Diversity Affairs
                                                     Nordstrom, Inc.
                                                     June 25, 2003


A signed original of this written statement required by Section 906 has been provided to Nordstrom, Inc. and will be retained by Nordstrom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.